UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2014

Alliance Media Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 North Congress Avenue, Suite 130, West Palm Beach, FL		77057

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 1.01    Entry into a Material Definitive Agreement

On June 25, 2014, Alliance Media Group Holdings, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Imerys Performance Minerals to prove and scale the Company’s patented CTS (cellulose to sugar) technology. Further details of the Agreement are forthcoming.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

None.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Media Group Holdings, Inc.

By:     /s/ Daniel de Liege

Name: Daniel de Liege

Title: President

Dated: June 25, 2014